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                                                                   Exhibit 10.23

                             PROMISSORY NOTE

$350,000                                                       November 17, 1997
                                                             Seattle, Washington

     FOR VALUE RECEIVED, CARING PRODUCTS INTERNATIONAL, INC. ("Maker" herein) promises to pay to the order of PAULSON INVESTMENT COMPANY, INC. ("Holder"), the principal sum of Three Hundred Fifty Thousand and no/100ths Dollars ($350,000.00). Holder expressly waives any and all right to receive interest payments or any other form of compensation in connection with this transaction. Principal shall be payable in lawful money of the United States, as Portland, Oregon, or such other place as the Holder hereof may designate.

     This Promissory Note shall be payable as follows:

          1. In the event the proposed public offering of securities of the Maker pursuant to that certain Registration Statement on Form SB-2 (SEC File No. 333-35239), to be underwritten by a syndicate managed by the Holder (the "Offering"), is closed on or before January 30, 1998, this Promissory Note shall be payable in full at the closing of the offering. At the option of the Holder, the Holder my deduct such payment from the net proceeds otherwise payable by the Holder to the Maker at the closing.

          2. In the event the Offering has not closed on or before the close of business on January 30, 1998, this Promissory Note shall thereafter be payable thirty (30) days after demand for payment by the Holder.

     Maker waives diligence, presentment, demand, protest, and notice of any kind whatsoever. The non-exercise by Holder of any of Holder's rights hereunder in any instance shall not constitute a waiver thereof in that or any subsequent instance.

     Maker shall pay upon demand any and all expenses, including reasonable attorney fees, incurred or paid by Holder without suit or action in attempting to collect funds due under this Promissory Note. In the event an action is instituted to enforce or interpret any of the terms of this Promissory Note, including but not limited to any action or participation by Maker in, or in connection with, a case or proceeding under the U.S. Bankruptcy Code or any successor statute, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial, on appeal, and on review whether or not taxable as costs, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.


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Promissory Note
November 17, 1997
Page 2

     This Promissory Note is to be construed in all respects and enforced according to the laws of the State of Oregon.

                                       "MAKER"

                                       CARING PRODUCTS INTERNATIONAL, INC.

                                       By:  /s/ William H.W. Atkinson
                                          ------------------------------------

                                       Its: Chairman & CEO
                                           -----------------------------------

Accepted:

"HOLDER"

PAULSON INVESTMENT COMPANY, INC.

By: /s/ Lorraine Maxfield
   ------------------------------------

Its: Senior VP, Research
    -----------------------------------